Exhibit 99.1

Buckeye Partners, L.P. National Association of Publicly Traded Partnerships: MLP Investor Conference May 25-26, 2011

Legal Notice / Forward-Looking Statements Forward-Looking Statements The information contained in this presentation includes forward-looking statements that we believe to be reasonable as of the date of this presentation. Such statements are identified by use of the words "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "should," and similar expressions. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and that may be beyond our control. Among them are (1) changes in federal, state, local, and foreign laws or regulations to which we are subject, including those that permit the treatment of us as a partnership for federal income tax purposes, (2) terrorism, adverse weather conditions, including hurricanes, environmental releases, and natural disasters, (3) changes in the marketplace for our products or services, such as increased competition, better energy efficiency, or general reductions in demand, (4) adverse regional, national, or international economic conditions, adverse capital market conditions, and adverse political developments, (5) shutdowns or interruptions at the source points for the products we transport, store, or sell, (6) unanticipated capital expenditures in connection with the construction, repair, or replacement of our assets, (7) volatility in the price of refined petroleum products and the value of natural gas storage services, (8) nonpayment or nonperformance by our customers, and (9) our ability to integrate acquired assets with our existing assets and to realize anticipated cost savings and other efficiencies. You should read our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K/A for the year ended December 31, 2010 and our most recently filed Quarterly Report on Form 10-Q, for a more extensive list of factors that could affect results. We undertake no obligation to revise our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

About Buckeye Buckeye Partners, L.P. ("Buckeye") (NYSE: BPL) is a publicly traded partnership that provides midstream logistics services In 2011, Buckeye is celebrating its 125th anniversary of continuous operations and 25th anniversary as an MLP listed on the NYSE Current market capitalization of approximately $5.8 billion Investment grade credit rating Buckeye's operations are conducted in five business segments: Pipelines & Terminals International Operations Natural Gas Storage Energy Services Development & Logistics Buckeye's revenue is largely fee-based providing consistent cash flows that support distribution growth Organizational Overview

Investment Highlights Distributions per Unit Buckeye's current management team is driving both increased utilization of the legacy assets and successfully delivering record growth through accretive acquisitions Reorganization in 2009 supports the partnership's objective to transform Buckeye into the best-in-class asset manager operating with a highly commercialized and entrepreneurial focus Elimination of our general partner provides a strong position to successfully compete for high growth acquisition opportunities and expansion projects Recent acquisitions provide Buckeye with increased geographical and product diversity, including access to international logistics opportunities Buckeye has investment grade financial metrics and a conservative approach toward financing growth Buckeye has a proven 24-year track record as a publicly traded partnership through varying economic and commodity price cycles Buckeye has paid cash distributions to unitholders each quarter since its formation in 1986 and has consecutively increased distribution for the past 28 quarters Driving Unitholder Value

Key Highlights ~5,400 miles of pipeline Approximately 100 delivery locations 69 refined petroleum product terminals Approximately 53 million barrels of liquid petroleum product storage capacity ~29 Bcf of working natural gas storage capacity in northern California ~2,700 miles of pipeline under operation and maintenance contracts Pipeline, Terminal, and Delivery Locations Current Asset Map

Recently Completed Acquisition BORCO Acquisition Overview BORCO owns and operates a world-class marine storage terminal for liquid petroleum products 21.6 MMBbls capacity located in Freeport, Bahamas Stores various grades of fuel oil, crude oil, and refined petroleum products Located 80 miles from Southern Florida and 920 miles from New York Harbor Deepwater access up to 91 feet and the ability to berth VLCCs and ULCCs Fully contracted facility with mostly long-term (3- 5 years) capacity leases Provides ancillary services such as berthing, blending, bunkering, and transshipping Highly credit-worthy customer base consisting largely of major and national oil companies Current demand levels for BORCO are well in excess of available capacity 7.9 million barrel near term expansion project with room to double existing storage capacity 4th Largest Petroleum Products Terminal Product Breakdown

BORCO Product Flows Incoming Product Gasoline from Europe/India Fuel oil from the Gulf Coast & South America Crude from West Africa & South America Outgoing Product Fuel oil to China Gasoline into New York Harbor and southeast U.S. ports Crude to the Gulf Coast Middle distillates to Europe Gasoline & fuel oil to the Caribbean World Class International Logistics Hub Strategy BORCO is strategically positioned to act as a hub in facilitating international logistics and trade for bulk- build, break-bulk, and blending operations

Recently Announced Acquisition BP Pipelines and Terminals Acquisition Overview Acquisition includes 33 liquid petroleum products terminals and approximately 643 miles of pipelines Total transaction purchase price of $165 million The acquisition is expected to close in the second quarter of 2011 subject to regulatory approvals and other customary closing conditions Transaction benefits: Represents a key step in Buckeye's continued expansion and geographic diversification efforts Facilitates participation in several key growth markets outside Buckeye's current system footprint Provides stable tariff and fee-based revenue streams, supported by multi-year throughput commitments by BP Expected to be immediately accretive to distributable cash flow Several identified opportunities for further commercial development of these assets Rapid realization of operating synergies with Buckeye's existing assets

BP Pipelines & Terminals Acquisition Overview (cont.)

Asset Overview

- 33 liquid products terminals located in:
  - Birmingham, AL
  - Montgomery, AL
  - Sacramento, CA
  - Stockton, CA
  - Tampa, FL
  - Bettendorf, IA
  - Cedar Rapids, IA
  - Council Bluffs, IA
  - Des Moines, IA
  - Ottumwa, IA
  - South Bend, IN
  - Louisville, KY
  - Dearborn, MI
  - Jackson, MI
  - River Rouge, MI
  - Sugar Creek, MO
  - Canton, OH
  - Cleveland, OH
  - Columbus, OH
  - Lorain, OH
  - Niles, OH
  - Toledo, OH
  - Tiffin, OH
  - Sciotoville, OH
  - Coraopolis, PA
  - Greensburg, PA
  - Belton, SC
  - Sweetwater, SC
  - Spartanburg, SC
  - Roanoke, VA
  - Richmond, VA
  - Fairfax, VA
  - Milwaukee, WI

- Approximately 643 miles of refined product pipeline including:
  - 590-mile "Lower V" pipeline system that originates in Dubuque, IA and runs southwest into Missouri and then northwest back into Iowa
  - 53-miles of other assorted pipelines in northern Ohio



LAKE ERIE
TOLEDO
W. TOLEDO TERMINAL
CYGNET
CLEVELAND FLATS
LORAIN
BRADLEY ROAD
49th ST TERMINAL
NILES
FOSTORIA
MOGADORE
TIFFIN
TALLMADGE
HUSKY REFINERY
LIMA
AKRON
CANTON
INDIANA
OHIO
PENNSYLVANIA
DAYTON
MEDWAY
W.P.A.B
COLUMBUS
BP ACTIVE
BP OUT OF SERVICE
INLAND ACTIVE (1)
INLAND OUT OF SERVICE (1)
TERMINAL TANKAGE
PIPELINE TANKAGE
LOUISVILLE, KY
(on Ohio River)
OHIO RIVER
KENTUCKY
SCIOTOVILLE, OH
(on Ohio River)





Sacramento
Stockton



Milwaukee
Dubuque
Des Moines
Cedar Rapids
Council Bluffs
Ottumwa
Bettendorf
Whiting
Sugar Creek
Wood River
Jackson
River Rouge
Dearborn
South Bend

(1) Inland assets are excluded from the BP pipelines & terminals acquisition

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Organic Growth Near term expansion project at BORCO is expected to provide an additional 7.9 million barrels of storage capacity Project to be completed in phases Phase 1 to add approximately 3.5 million barrels of storage capacity Expected to start in the second quarter of 2011 First incremental capacity expected to be online in the second half of 2012 Combination of clean products and fuel oil Later phases to provide an additional 4.4 million barrels of storage capacity Total project cost expected to be $350-400 million EBITDA from both phases expected to be $70-80 million (1) Longer term opportunity to double existing storage capacity Other Buckeye growth projects and opportunities: Increased storage at East Chicago Complex Additional ethanol handling Additional bio-diesel blending at terminals Installation of additional vapor recovery units Continued optimization of storage capacity at Lodi Organic Growth Capital Spending Identified Near Term Projects See Appendix for Non-GAAP Reconciliations

Management Objectives The current management team has consistently executed on each element of our strategy to transform Buckeye into a best- in-class asset manager by: Implementing best practices across our business Improving our cost structure through an organizational restructuring in 2009 Expanding our asset portfolio through accretive acquisitions and organic growth projects Diversifying our legacy business into new geographies, products, and asset classes Reducing cost of capital through the buy-in of our general partner Conservatively financing acquisitions to maintain a strong balance sheet and cash distribution coverage ratio Increasing cash distributions each quarter We continue to be committed to our mission of delivering superior returns through our talented, valued employees and our core strengths of: Best-in-class customer service Operational excellence that provides consistent, reliable performance to optimize the assets we own and operate An unwavering commitment to safety, environmental responsibility, and personal integrity An entrepreneurial approach toward asset acquisition and development Achieving Financial and Operational Excellence

Strong Financial Performance Adjusted EBITDA(1) (2) Distributable Cash Flow (2) Distribution Coverage (3) LTM as of March 31, 2011 See Appendix for Non-GAAP Reconciliations Distributable cash flow divided by cash distributions declared for the respective period Distributions per Unit

Summary Proven 24-year track record as a publicly traded partnership through varying economic and commodity price cycles Diversified portfolio of assets provides balances mix of stability and growth and is well positioned to take advantage of improving economic conditions Recent acquisitions provide Buckeye with increased geographical and product diversity, including access to international logistics opportunities Significant near term organic growth projects Management continues to drive operational excellence through its best practices initiative Execution of our strategy has allowed Buckeye to increase distributions to unitholders for 28 consecutive quarters Investing in Stability and Growth

Non-GAAP Reconciliations

Explanation of Non-GAAP Measures Explanation of Non-GAAP Measures Buckeye's equity-funded merger with Buckeye GP Holdings L.P. ("BGH") in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of limited partnership ("LP") units outstanding increased from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007. EBITDA, a measure not defined under U.S. generally accepted accounting principles ("GAAP"), is defined by Buckeye as net income attributable to Buckeye's unitholders before interest and debt expense, income taxes, and depreciation and amortization. The EBITDA measure eliminates the significant level of non-cash depreciation and amortization expense that results from the capital-intensive nature of Buckeye's businesses and from intangible assets recognized in business combinations. In addition, EBITDA is unaffected by Buckeye's capital structure due to the elimination of interest and debt expense and income taxes. Adjusted EBITDA, which also is a non-GAAP measure, is defined by Buckeye as EBITDA plus: (i) non-cash deferred lease expense, which is the difference between the estimated annual land lease expense for Buckeye's natural gas storage facility in the Natural Gas Storage segment to be recorded under GAAP and the actual cash to be paid for such annual land lease, (ii) non-cash unit-based compensation expense, (iii) the 2009 non-cash impairment expense related to the natural gas liquids pipeline that Buckeye sold in January 2010 (the "Buckeye NGL Pipeline"), (iv) the 2009 expense for organizational restructuring (the "Organizational Restructuring Expense"), (v) the 2010 non-cash BGH GP Holdings, LLC equity plan modification expense (the "Equity Plan Modification Expense"), (vi) income attributable to noncontrolling interests related to Buckeye for periods prior to the merger of Buckeye and BGH (the "Merger") less (vii) amortization of unfavorable storage contracts acquired in connection with the acquisition of Bahamas Oil Refining Company International ("BORCO"). The EBITDA and Adjusted EBITDA data presented may not be directly comparable to similarly titled measures at other companies because EBITDA and Adjusted EBITDA exclude some items that affect net income attributable to Buckeye's unitholders, and these measures may be defined differently by other companies. Management of Buckeye uses Adjusted EBITDA to evaluate the consolidated operating performance and the operating performance of the business segments and to allocate resources and capital to the business segments. In addition, Buckeye's management uses Adjusted EBITDA as a performance measure to evaluate the viability of proposed projects and to determine overall rates of return on alternative investment opportunities. Distributable cash flow, which is a financial measure included in this presentation, is another measure not defined under GAAP. Distributable cash flow is defined by Buckeye as net income attributable to Buckeye's unitholders, plus: (i) depreciation and amortization expense, (ii) noncontrolling interests related to Buckeye that were eliminated as a result of the Merger, (iii) deferred lease expense for Buckeye's Natural Gas Storage segment, (iv) non-cash unit-based compensation expense, (v) Equity Plan Modification Expense, (vi) the Buckeye NGL Pipeline impairment expense, (vii) the senior administrative charge, and (viii) the Organizational Restructuring Expense (items (i) through (vii) of which are non-cash expense); minus (i) maintenance capital expenditures and (ii) amortization of unfavorable storage contracts acquired in connection with the BORCO acquisition. Buckeye's management believes that distributable cash flow is useful to investors because it removes non-cash items from net income and provides a clearer picture of Buckeye's cash available for distribution to its unitholders. EBITDA, Adjusted EBITDA, and distributable cash flow should not be considered alternatives to net income, operating income, cash flow from operations, or any other measure of financial performance presented in accordance with GAAP. Buckeye believes that investors benefit from having access to the same financial measures used by Buckeye's management. Further, Buckeye believes that these measures are useful to investors because they are one of the bases for comparing Buckeye's operating performance with that of other companies with similar operations, although Buckeye's measures may not be directly comparable to similar measures used by other companies.

Non-GAAP Reconciliations

Net Income to Adjusted EBITDA ($M)

	2007	2008	2009	2010	LTM (1)
Net income attributable to BPL	$22,921	$26,477	$49,594	$43,080	$98,303
Interest and debt expense	51,721	75,410	75,147	89,169	96,010
Income tax expense (benefit)	760	801	(343)	(919)	(1,077)
Depreciation and amortization	40,236	50,834	54,699	59,590	71,303
EBITDA	$115,638	$153,522	$179,097	$190,920	$264,539
Net income attributable to noncontrolling interests affected by merger (2) (3)	131,941	153,546	90,381	157,467	118,333
Amortization of unfavorable storage contracts	0	0	0	0	(1,932)
Non-cash deferred lease expense	0	4,598	4,500	4,235	4,206
Non-cash unit-based compensation expense	968	1,909	4,408	8,960	9,216
Equity plan modification expense	0	0	0	21,058	21,058
Asset impairment expense	0	0	59,724	0	0
Reorganization expense	0	0	32,057	0	0
Adjusted EBITDA	**$248,547**	**$313,575**	**$370,167**	**$382,640**	**$415,420**
Adjusted Segment EBITDA:					
Pipelines & Terminals	$238,922	$253,790	$302,164	$346,447	$353,079
International Operations	0	0	0	(4,655)	20,852
Natural Gas Storage	0	41,814	41,950	29,794	25,862
Energy Services	0	9,443	19,335	5,861	10,172
Development & Logistics	9,625	8,528	6,718	5,193	5,455
Total Adjusted EBITDA	**$248,547**	**$313,575**	**$370,167**	**$382,640**	**$415,420**

(1) LTM as of March 31, 2011
(2) On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) In 2010, Buckeye revised its definition of Adjusted EBITDA to exclude non-cash unit-based compensation expense, the 2010 non-cash equity plan modification expense and income attributable to noncontrolling interests affected by the merger for periods prior to our buy-in of our general partner. These amounts were excluded from Adjusted EBITDA presented for 2008, 2009 and 2010 in our Annual Report on Form 10-K for the year ended December 31, 2010, as amended. Adjusted EBITDA for 2007 has been restated in this presentation to exclude these amounts for comparison purposes.

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Non-GAAP Reconciliations Net Income to Distributable Cash Flow ($M) On November, 19, 2010, Buckeye merged with Buckeye GP Holdings L.P. Represents cash distributions declared for respective periods on units outstanding at the end of each period. 2007 2008 2009 2010 LTM Net income attributable to BPL $22,921 $26,477 $49,594 $43,080 $98,303 Depreciation and amortization 40,236 50,834 54,699 59,590 71,303 Net income attributable to noncontrolling interests affected by merger (1) 131,941 153,546 90,381 157,467 118,333 Non-cash deferred lease expense 0 4,598 4,500 4,235 4,206 Non-cash unit-based compensation expense 968 1,909 4,408 8,960 9,216 Equity plan modification expense 0 0 0 21,058 21,058 Asset impairment expense 0 0 59,724 0 0 Reorganization expense 0 0 32,057 0 0 Non-cash senior administrative charge 950 1,900 475 0 0 Amortization of unfavorable storage contracts 0 0 0 0 (1,932) Maintenance capital expenditures (33,803) (28,936) (23,496) (31,244) (35,447) Distributable Cash Flow $163,213 $210,328 $272,342 $263,146 $285,040 Distributions for Coverage Ratio (2) $173,689 $209,412 $237,687 $259,315 $278,062 Distribution Coverage Ratio 0.94x 1.00x 1.15x 1.01x 1.03x